Supplement to the Prospectuses

CREDIT SUISSE GLOBAL SMALL CAP FUND
CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

Eric Leng (see biography below) joins the Credit Suisse Quantitative Strategies Group, which is responsible for the day-to-day portfolio management of the U.S. equity portion of the funds. The team currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group. Crispin Finn remains responsible for the day-to-day management of the foreign equity portion of the funds.

Team Member Biography

Eric Leng, Director, joined Credit Suisse Asset Management, LLC in 2007. He is a Senior Portfolio Manager focusing on structured equity portfolios. From 2005 to 2007, he founded and served as the Managing Partner at Clotho Investment Group, an exclusive outside manager for the multi-strategy hedge fund of Millennium Partners. From 2002 to 2005, he was a Portfolio Manager responsible for the market neutral product at DuPont Capital Management. Previously, he was a Senior Investment Analyst at American Century Investment. Mr. Leng holds a Ph.D. in Biomedical Sciences from the Baylor College of Medicine, an MBA in Finance from the University of Pennsylvania's Wharton School and a B.Sc in Molecular Engineering from the University of Science and Technology of China. He is a CFA charterholder.

Dated: July 26, 2007	16-0707 for INTFUNDS-PRO-CMN GSC-PRO-ADV GSC-PRO-LOAD TRGSC-PRO 2007-014